As filed with the Securities and Exchange Commission on July 9, 2008

Investment Company Act File No. _________

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[   ] AMENDMENT NO. ____

_________________

ADVANCED EQUITIES LATE STAGE OPPORTUNITIES FUND I, LLC
(Exact name of Registrant as specified in Charter)
311 S. Wacker Drive, Suite 1650
Chicago, IL 60606
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (312) 377-5300

Byron Crowe
Advanced Equity Financial Corporation
311 S. Wacker Drive, Suite 1650
Chicago, IL 60606
(Name and address of agent for service)
COPY TO:
Richard L. Teigen
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306
This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Registrant’s Interests are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Registrant’s Interests.

Item 1.	Outside Front Cover

a. The name of the registrant is Advanced Equities Late Stage Opportunities Fund I, LLC (the “Registrant”).

    b.        Registrant’s investment objective is to obtain capital appreciation through investing in securities of late-stage, privately-held, technology-based product and service companies. Registrant has invested in four companies.

c. Not applicable as Registrant is not engaged in a “public offering” of securities within the meaning of Section 4(2) of, and/or Regulation D, under the 1933 Act.

d. Not applicable.

e. Not applicable.

f. Not applicable.

g. Not applicable.

Item 2.	Cover Page; Other Offering Information

        Not applicable pursuant to General Instruction, G.3.

Item 3.	Fee Table and Synopsis

        1.     Not applicable as Registrant is not engaged in a “public offering” of securities within the meaning of Section 4(2) of, and/or Regulation D, under the 1933 Act.

        2.     Not applicable pursuant to General Instruction, G.3.

        3.     Not applicable as Registrant is not a business development company.

Item 4.	Financial Highlights

        Not applicable pursuant to General Instruction, G.3.

Item 5.	Plan of Distribution

        Not applicable pursuant to General Instruction, G.3.

Item 6.	Selling Shareholders

        Not applicable pursuant to General Instruction, G.3.

Item 7.	Use of Proceeds

        Not applicable pursuant to General Instruction, G.3.

Item 8.	General Description of Registrant

        1.     Registrant was organized as a Delaware limited liability company on April 18, 2005. Registrant is a non-diversified, closed-end management investment company.

        2.     Registrant’s investment objective is to obtain capital appreciation through investing in securities of late-stage, privately-held, technology-based product and service companies. Registrant has invested in three companies. It has purchased: (a) shares of the Series D Preferred Stock of Ygnition Networks, Inc. (“Ygnition”); (b) shares of the Series E Preferred Stock of Force10 Networks, Inc. (“Force10”); and (c) shares of the Series H Preferred Stock of Alien Technology Corp. (“Alien”). (Ygnition, Force 10 and Alien are hereinafter sometimes referred to as “Portfolio Companies.”) Registrant intends to hold these securities until the security experiences a “liquidity event” (i.e., the issuer is acquired for cash or publicly traded securities, the issuer becomes a publicly traded company or the issuer is liquidated). As soon as practicable after a “liquidity event,” Registrant will distribute the cash or publicly traded securities it receives to its Investor Members.

        Registrant may change its investment objective without a vote of its Investor Members.

        Registrant has adopted the following investment restrictions which are matters of fundamental policy. Registrant’s investment restrictions cannot be changed without approval of the holders of (i) 67% of interests of Investor Members present or represented at a meeting of Investor Members at which the holders of more than 50% of such interests are present or represented; or (ii) more than 50% of the outstanding interests of Investor Members:

a. Registrant may not change its status from that of a non-diversified, closed-end management investment company.

b. Registrant may borrow money to the extent permitted under the 1940 Act except that it may not borrow money to facilitate leverage.

c. Registrant may issue senior securities to the extent permitted under the 1940 Act except that it may not issue senior securities to facilitate leverage.

    d.        Registrant may not engage in the business of underwriting securities issued by other persons, except to the extent that it may be deemed to be an “underwriter” within the meaning of the 1933 Act in the disposition of portfolio securities.

e. Registrant may concentrate its investments in the particular industries or group of industries in which Ygnition, Force 10 or Alien conduct operations.

f. Registrant may not invest in real estate or commodities.

g. Registrant may not make loans to other persons, except that Registrant may purchase debt securities from the issuer or others for investment purposes.

        3.     An investment in Registrant is speculative, involves a high degree of risk and is suitable only for persons who are able to assume the risk of losing their entire investment. The original managing members of Registrant and its current Board of Directors have limited experience managing pooled investment vehicles.

        There exist inherent and potential conflicts of interest in the operations of Registrant’s business. The original managing members also advise other clients, affiliates of the original managing members may perform investment banking services for the Portfolio Companies and a partner of one of the venture investors in one of the Portfolio Companies is also an investor in an affiliate of the original managing members.

        Registrant will invest in three technology companies and, therefore, is not diversified in any way. A downturn in the technology sector or in the business of any one of the Portfolio companies could have a material adverse effect on the Registrant and the value of the interests of the Investor Members.

        The three companies in which Registrant has invested are late-stage growth companies. While these companies are generating revenues, they are not currently generating profits. These companies are subject to the inherent risks and difficulties encountered by such companies including, technical, financial, management and market risks. For these and other reasons it is possible that the Portfolio Companies will fail to grow and to generate substantial revenues and profits. If they do not, Registrant will not realize profits from its investments in the Portfolio Companies and this will have a material adverse effect on the returns of the Investor Members.

        Registrant’s investments are in securities of privately-held companies. Such securities are not traded in public markets and are susceptible to volatility in valuation as they are more difficult to value. The value of these securities will be determined by the Board of Directors in its sole discretion acting in good faith. There can be no assurance that the value determined by the Board of Directors will reflect the value at which the investments are ultimately realized. These securities may not ever become eligible to be traded in the public markets and it is uncertain as to when, and if, these securities may be liquidated by Registrant.

        Registrant is unlikely to obtain representation on the Board of Directors or have any control over the management of the Portfolio Companies. Accordingly, the success of each of Registrant’s investments depends on the ability and success of the management of the Portfolio Company in addition to various market and economic factors.

        Interests in Registrant have not been registered under the 1933 Act or any state securities law, and may not be resold, only in the event of such registration or an exemption therefrom. In addition to this restriction any sale of interests in Registrant must be approved by the Board of Directors.

        4.     Registrant will not make any investments except as otherwise described in this Item 8.

        5.     Interests in Registrant have no public trading market.

        6.     Registrant is not a business development company.

Item 9.	Management

        1.     Management and control of Registrant is vested in its Board of Directors. Each Director of Registrant is a “Manager” for purposes of the Delaware Limited Liability Company Act. Registrant has no investment adviser. As indicated in the response to Item 8 Registrant intends to hold the securities of its Portfolio Companies until a liquidity event and then distribute the cash or public traded securities it receives in the liquidity event. Accordingly, Registrant’s portfolio is not actively managed and Registrant has no portfolio managers. Administrative services for Registrant are performed by Advanced Equities, Inc. (“AEI”), an affiliate of Registrant’s original managing members. AEI does not receive any compensation for the services it provides Registrant. The administrative services provided by AEI include:

•	maintaining books, accounts and records for Registrant;

•	responding to inquiries of Investor Members;

•	preparing Registrant’s financial statements and tax returns;

•	making regulatory reports and filings;

•	maintaining the accounts of Investor Members and records related thereto; and

•	processing distributions to Investor Members.

        Fifth Third Bank maintains custody of the securities of Portfolio Companies that Registrant owns. The principal business address of Fifth Third Bank is 1701 Golf Road, Rolling Meadows, IL 60008.

        AEI paid all of Registrant’s organizational costs and expenses, and all costs and expenses associated with the private offering of interests in Registrant. AEI will pay all ordinary and extraordinary annual and recurring expenses of Registrant, including legal and audit expenses, investor servicing expenses, expenses associated with maintenance of books and records (including reporting to Investor Members), meeting expenses, insurance, taxes (if any), as well as extraordinary expenses such as litigation and indemnification of the original managing members. AEI will also pay the direct and indirect expenses relating to the acquisition, holding, valuation and disposition of investments, including brokerage fees and commissions.

        Registrant will not pay brokerage commissions to any broker that is affiliated with Registrant or affiliated with an affiliated person of Registrant.

        2.     All officers and directors of Registrant, and experts named in this Registration statement are residents of the United States.

        3.     No person owns 25% or more of the interests of Registrant.

Item 10.	Capital Stock, Long-Term Debt, and Other Securities

        1.     Registrant has one class of equity securities, the interests of its Investor Members. Certain holders of interests of Investor Members are designated “Class B Interests” and differ from “Class A Interests” only in that holders of Class B Interests may be obligated to pay trail commissions to AEI. In all other respects Class A Interests and Class B Interests are identical. Prior to June 25, 2008 Keith Daubenspeck and Dwight Badger were the managing members of Registrant. On June 25, 2008 the Board of Directors assumed the duties of the managing members. The interests of the managing members were not securities.

        Registrant will make distributions to the Investor Members from amounts received by Registrant on its investments. In general Registrant intends to distribute 100% (less associated costs and reserves) of the amounts received by Registrant to the Investor Members in proportion to their capital contributions as soon as practicable after receipt.

        Registrant will establish and maintain a capital account for each Investor Member that will reflect such Investor Member’s capital contributions to Registrant. Profits and losses of Registrant will generally be allocated to Investor Members in a manner consistent with distributions described above.

        Registrant is not obligated to hold meetings of Investor Members. If meetings of Investor Members are held each Investor Member will be eligible to cast such number of votes equal to the Investor Member’s “participating percentage,” (“participating percentage” means the percentage determined by dividing the capital contributed to Registrant by the Investor Member by the total amount of capital contributed to Registrant by all Investor Members.) Investor Members also have the right to direct the Board of Directors as to the voting of shares of Portfolio Companies owned by Registrant in an amount equal to the Investor Member’s participating percentage.

        Upon the liquidation of Registrant, liquidating distributions will be made in a manner consistent with the distributions of proceeds described above.

        Investor Members are not liable to any further calls or assessments by Registrant. Registrant generally has preemptive rights with respect to its investments in Portfolio Companies. From time to time the Board of Directors may provide notice to Investor Members of an option to make an additional capital contribution pro rata for the purpose of funding Registrant’s preemptive or other purchase rights. If an Investor Member chooses not to exercise its option, Registrant may reallocate that right to others and the Investor Members investment in Registrant will be diluted.

        Interests of Investor Members are not convertible into other securities. No Investor Member has the right to require Registrant to redeem its interests. The Board of Directors may cause Registrant to repurchase the interests of Investor Members only to the extent permitted by the 1940 Act. The interests of Investor Members are not transferable without the consent of the Board of Directors. Registrant has no sinking fund.

        Holders of Class B Interests must pay a “back end fee” to AEI equal to 5% of any distributions that are in excess of their capital contribution.

        2.     Registrant has neither outstanding or is issuing any long-term debt.

        3.     Registrant has no class of securities other than the interests of its Investor Members.

        4.     Registrant believes that it will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation. Registrant should not be subject to U.S. Federal income tax, and each Investor Member will be required to report on his, her or its annual tax return the Investor Member’s distributive share of Registrant’s taxable income or loss. If Registrant were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of Registrant would be subject to As of May 31, 2008 Registrant’s authorized and outstanding securities were:

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Investor Member Interests	No limit	None	$30,755,059.87

        5.     Registrant’s securities have not been rated.

Item 11.	Defaults and Arrears on Senior Securities

        Not applicable as Registrant has not issued any senior securities.

Item 12.	Legal Proceedings

        Registrant is not subject to any material pending legal proceedings.

Item 13.	Table of Contents of the Statement of Additional Information

        Not applicable.

Item 14.	Cover Page

        Not applicable.

Item 15.	Table of Contents

        Not applicable.

Item 16.	General Information and History

        Registrant has not engaged in a business other than that of an investment company or changed its name.

Item 17.	Investment Objective and Policies

        1.     See the response to Item 8.

        2.     Registrant has no fundamental policies not described in its response to Item 8.

        3.     See the response to Item 8.

        4.     Since Registrant intends to hold its investments in Portfolio Companies until a liquidity event, it anticipates that its annual portfolio turnover rate will be minimal.

Item 18.	Management

        1.     The following table provides certain information about the directors and officers of Registrant:

Name, Address and Age	Positions Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director
Officers
Byron Crowe(1)(2)	President	Indefinite,	Managing Principal	1	None
43		newly elected	of AEI
Matthew Reynolds(1)(2)	Vice President,	Indefinite,	Officer of AEI	1	None
34	Secretary,	Indefinite	Officer of AEI
	Treasurer, Chief
	Compliance Officer,
	Tax Matters Member

Interested Directors
Directors Who Are Not Interested Persons
Robert Durkin(2)	Director	Indefinite,	Vice President,	1	None
45		newly elected	First Midwest Bank,
			Trust Division
Daniel Pappano(2)	Director	Indefinite,	Attorney,	1	None
55		newly elected	Shefsky Froelich,
			Ltd.
Stephen Smith(2)	Director	Indefinite,	Principal and Chief	1	None
50		newly elected	Operating Officer,
			Bryanston Realty
			Partners since
			February 2004;
			Managing Director,
			LaSalle Investment
			Management from
			January 1997 to
			January 2004

Directors Who Are Interested Persons
Dwight Badger(1)(2)	Director	Indefinite,	CEO - Advanced	1	None
38		newly elected	Equities Financial
			Corp.
Keith Daubenspeck(1)(2)	Director	Indefinite,	Chairman - Advanced	1	Alien
46		newly elected	Equities Financial		Technologies,
			Corp.		Inc.

(1)     Mr. Crowe is an “interested person” (as defined in the 1940 Act) of Registrant because he is an officer of Registrant. Mr. Reynolds is an “interested person” of Registrant because he is an officer of Registrant. Messrs. Badger and Daubenspeck are “interested persons” because each was a managing member of Registrant.

(2)     The address of each officer and director is: c/o Advanced Equity Financial Corporation, 311 South Wacker Drive, Suite 1650, Chicago, IL 60606.

(3)     Registrant is the only portfolio in the Fund Complex.

        2.     None.

        3.     None.

        4.     Registrant has no non-resident directors or officers.

        5.     The Board of Directors has created an Audit Committee whose members are Robert Durkin, Daniel Pappano, and Stephen Smith. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of Registrant, to review the results of the audit, to review Registrant’s internal controls and to review certain other matters relating to Registrant’s independent registered public accounting firm and financial records. Registrant’s Board of Directors has no other committees. The Audit Committee is newly organized and did not meet during Registrant’s last fiscal year.

        6.     None.

        7.     Equity ownership of Directors.

Name of Director	Dollar Range of Equity Securities in the Registrant
Dwight Badger	None
Keith Daubenspeck	None
Robert Durkin	None
Daniel Pappano	None
Stephen Smith	None

(1)     Registrant is not part of a “family of investment companies” or “fund complex.”

        8.     Not applicable as Registrant has neither an investment adviser nor principal underwriter.

        9.     Not applicable as Registrant has neither an investment adviser nor principal underwriter.

        10.     Stephen Smith purchased shares of Advanced Equity Financial Corp., the corporate parent of AEI, having a value of $250,000 in November, 2006.

        11.     None.

        12.     Not applicable as Registrant has neither an investment adviser nor principal underwriter.

        13.     Registrant does not compensate its directors or officers. AEI will pay each director that is not an interest person of Registrant an annual retainer of $5,000. AEI will also reimburse such directors for their reasonable travel expenses incurred in attending meetings of the Board of Directors.

        14.     Not applicable as Registrant is not a business development company.

        15.     Registrant has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or sold by Registrant. The code of ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information on the operation of the Public Reference Room). The code of ethics is also available on the EDGAR database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        16.     Registrant’s Board of Directors votes the shares of the Portfolio Companies owned by Registrant in what it believes are the best interests of Registrant. Each Investor Member has the right to direct the Board to vote a percentage of the shares of Portfolio Companies owned by Registrant equal to the Investor Member’s participating percentage. The Board of Directors will vote shares of the Portfolio Companies owned by Registrant only to the extent it does not receive instructions from Investor Members.

        Registrant has no investment adviser or principal underwriter.

        Information on how Registrant voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available, without charge, upon request, by calling 1-800-474-0900. And on the website of the Securities and Exchange Commission at http://www.sec.gov.

Item 19.	Control Persons and Principal Holders of Securities

        A principal owner of Registrant is any person who owns of record or beneficially 5% or more of the outstanding investor interests of Registrant. A control person is an owner that owns beneficially or through controlled companies more than 25% of the outstanding investor interests of Registrant or acknowledges the existence of control.

        As of May 31, 2008, the following Investor Members were considered to be either a control person or a principal owner of Registrant:

Name and Address	_____% Ownership	Nature of Ownership
Timothy Mullen	8.13%	Beneficial
c/o Advanced Equity Financial Corporation
311 South Wacker Drive
Suite 1650
Chicago, IL 60606

        As of May 31, 2008 the directors and officers as a group owned 0% of the investor interests.

Item 20.	Investment Advisory and Other Services

        1.     Registrant has no investment adviser.

        2.     Not applicable as Registrant has no investment adviser.

        3.     AEI paid all of Registrant’s organizational costs and expenses, and all costs and expense associated with the private offering of interests in Registrant. AEI will pay all ordinary and extraordinary annual and recurring expenses of Registrant, including legal and audit expenses, investor servicing expenses, expenses associated with maintenance of books and records (including reporting to Investor Members), meeting expenses, insurance, taxes (if any), as well as extraordinary expenses such as litigation and indemnification of the original managing members. AEI will also pay the direct and indirect expenses relating to the acquisition, holding, valuation and disposition of investments, including brokerage fees and commissions.

        4.     See response to Item 9.

        5.     No person other than directors or officers of Registrant regularly furnishes advice to Registrant with respect to the desirability of Registrant investing in, purchasing, or selling securities or other property, or is empowered to determine which securities or other property should be purchased or sold by Registrant.

        6.     Fifth Third Bank, 1701 Golf Road, Rolling Meadows, IL 60008, serves as Registrant’s custodian. As such Fifth Third Bank holds the securities of Portfolio Companies that Registrant owns, individually segregated from securities and investments of any other person.

        7.     Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 serves as Registrant’s independent registered public accounting firm. As such Tait, Weller & Baker LLP performs an annual audit of registrant’s financial statements and advises Registrant on certain accounting matters.

        8.     AEI serves as Registrant’s transfer agent. See response to Item 9.

Item 21.	Portfolio Managers

        Registrant has no portfolio managers.

Item 22.	Brokerage Allocation and Other Practices

        Registrant does not anticipate that it will effect transactions in the share of the Portfolio Companies that it owns as the securities are not traded in public markets. Registrant intends to hold these securities until the security experiences a “liquidity event.” As soon as practicable after a “liquidity event,” Registrant will distribute the cash or publicly traded securities it receives to its Investor Members.

Item 23.	Tax Status

General

        Registrant believes that it will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation. This conclusion is not binding on the U.S. Internal Revenue Service (the “IRS”) or on any court, and there can be no assurance that the IRS will not assert that Registrant should be treated as an association taxable as a corporation. If the IRS were to take the position that Registrant is an association taxable as a corporation and prevail, neither Registrant nor the Investor Members would be entitled to the tax treatment outlined below; rather, Registrant would be subject to federal income tax on its taxable income, distributions, if any, to the Investor Members would be taxable to Investor Members as dividends to the extent of Registrant’s current and accumulated earnings and profits, Investor Members would not be entitled to report their share of any of Registrant’s deductions or losses on their federal income tax returns, and a change in Registrant’s status for tax purposes could be viewed as a taxable event.

        Certain publicly traded partnerships are taxed as corporations. Under these rules a company is deemed to be “publicly traded” if interests are traded on an established securities market or are readily tradable on a secondary market or “the substantial equivalent of a secondary market.” Registrant does not intend to list any interests for trading on an established securities market. Moreover, it is unlikely that Registrant’s transfer policies will be considered the substantial equivalent of a secondary market or will otherwise subject us to these rules.

Taxation of Members

        As a partnership for tax purposes, Registrant will not be subject to federal income tax; rather, each Investor Member will be required to report on the Investor Member’s federal income tax return the Investor Member’s distributive share of the taxable income or loss and each item of income, gain, loss, deduction and credit for Registrant’s taxable year within which its taxable year ends. Registrant’s taxable income will likely differ from each Investor Member’s share of any cash or non-cash distributions made by Registrant during its fiscal year. It is not only possible but likely that the tax incurred by an Investor Member for any year as a result of the Investor Member’s investment in Registrant could exceed the amount of the Investor Member’s distributive share received from the Registrant during the year.

Tax Allocations

        An allocation of partnership tax items to an Investor Member will be recognized for federal income tax purposes unless it does not have “substantial economic effect” and is not in accordance with the Investor Member’s “interest in the partnership.” Although Registrant believes that the allocations described in Registrant’s Amended and Restated Limited Liability Company Agreement should be recognized for tax purposes, if the allocation of any item were determined not to have “substantial economic effect” and not to be in accordance with the Investor Member’s interests in Registrant, such allocation would not be recognized for federal income tax purposes and the Investor Member’s distributive share of the item would be redetermined on the basis of the Investor Member’s interest in Registrant, taking into account all relevant facts and circumstances. Under certain circumstances this could result in adverse tax consequences to an Investor Member.

Distributions and Partial and Total Withdrawals from the Registrant

        In general, an Investor Member will not recognize gain or loss on distributions of property (other than cash) from Registrant. However, an Investor Member will recognize gain on distributions or withdrawals of money (and certain marketable securities), to the extent that the amount of money (and certain marketable securities) distributed or withdrawn exceeds the adjusted tax basis of the Investor Member’s interests immediately before the distribution. This gain has the same character as would gain realized upon a sale or exchange of the Investor Member’s interests (discussed below).

        In addition, if an Investor Member withdraws or receives a distribution of cash or other property from Registrant and the cash or other property is treated as received in exchange for the Investor Member’s interest in our “unrealized receivables” or “substantially appreciated inventory items,” the Investor Member (and Registrant, under certain circumstances) could be required to recognize gain. Similarly, an Investor Member (and possibly Registrant) could be required to recognize gain upon a distribution of “unrealized receivables” or “substantially appreciated inventory items” from Registrant, if the distribution is treated as received in exchange for an Investor Member’s interest in Registrant’s other property.

        Upon a distribution of any non-cash property other than in Registrant’s liquidation or a liquidation of an Investor Member’s interests, the Investor Member’s tax basis of the property distributed will generally be the lesser of (a) Registrant’s tax basis in the property or (b) the Investor Member’s tax basis in the interests. If any property is distributed in liquidation, the Investor Member’s tax basis in the distributed property will be the Investor Member’s adjusted tax basis in the interests (reduced by any cash and the adjusted basis of any “unrealized receivables” or “substantially appreciated inventory items” distributed to the Investor Member). The property distributed will generally retain the same character in the Investor Member’s hands as it had in Registrant’s hands, and the Investor Member’s holding period in the distributed property will include the period during which it was held by the Registrant.

Sale of Interests in Registrant

        If an Investor Member sells all or any portion of his/her interests, the Investor Member will be required to recognize gain in the amount of the difference between the amount realized on the sale, reduced by the tax basis of the interests sold on the date of the sale. For this purpose a partial or total withdrawal of an Investor Member from Registrant could, under certain circumstances, be treated as a sale of the Investor Member’s interest in Registrant, if the amount withdrawn from Registrant is paid out of (or otherwise relates to) capital contributions received from new or existing Investor Members.

        Any gain or loss realized upon a sale of an Investor Member’s interests will be treated as capital gain or loss unless the gain is attributable to “unrealized receivables” or “substantially appreciated inventory items,” in which case the portion of the gain attributed to these items generally will be treated as ordinary income.

        The Internal Revenue Code of 1986, as amended, (the “Code”) requires that each person who transfers an interest in a membership possessing “unrealized receivables” or “substantially appreciated inventory items” report the transfer to the membership. If so notified, the membership must report the identity of the transferor and transferee to the IRS, together with other information described in regulations to be issued by the treasury Department. Failure by a member to report a transfer covered by this provision may result in a penalty.

Section 754 Election

        The Board of Directors is authorized to file, on Registrant’s behalf, an election under Section 754 of the Code (a “Section 754 Election”) to adjust the tax basis in Registrant’s property to reflect the sale of an Investor Member of the Investor Member’s interests, the receipt by an Investor Member of distributions upon the liquidation of the Investor Member’s interests, or the death of an Investor Member.

        In general, under this election, if a distribution were to result in recognized gain to the distributee, the Registrant would increase the tax basis of Registrant’s remaining property by the amount of gain recognized. Conversely, if an Investor Member were to receive a distribution that terminated the Investor Member’s interests at a loss, Registrant would decrease the tax basis of Registrant’s remaining property by the amount of loss recognized to the distributee. Similar rules would affect the tax basis of the Registrant’s assets with respect to a transferee Investor Member if the transferor were to realize a gain or loss on the transfer of an Investor Member’s interests.

        If a Section 754 Election is made, it will apply to all subsequent transactions and could not be revoked without the permission of the IRS.

Timing and Character of Registrant Income, Losses and Expenses

        Accounting Method and Year. The amount of an Investor Member’s distributive share of taxable income or loss (and each item of income, gain, loss, deduction or credit) will be based, in part, upon Registrant’s method of accounting and fiscal year. Registrant expects to use the accrual method of accounting and the calendar year (unless Registrant is required by federal income tax laws and regulations to adopt a different fiscal year). Registrant may for tax accounting purposes adopt any accounting method which the Board of Directors in its sole discretion deems to be in Registrant’s best interests and appropriate for federal income tax purposes.

        Treatment of Capital Gains and Losses. Generally, Registrant will report gains or losses from the holding of securities capital assets when such gains or losses are realized by sale or other disposition. The maximum federal income tax rate on long-term capital gains of individuals is 15%, which is substantially less than the tax rate applicable to the ordinary income of individuals (35%).

        If a non-corporate Investor Member has a net capital loss (i.e., total long-term or short-term capital loss from all sources exceeds total long-term and short-term capital gain from all sources), the Investor Member may deduct such loss against other income (subject to certain limitations described below) up to a maximum of $3,000 per year ($1,500 for a married individual filing a separate return). Any excess over the $3,000 limitation may be carried forward indefinitely to offset capital gains or ordinary income (subject to the $3,000 limitation) in future years.

        The long-term capital gains of regular corporations are taxed at the same rate as ordinary income (maximum of 35%). A net capital loss of a corporate taxpayer can only be used to offset capital gains, with any excess carried back 3 years or carried forward 5 years.

Limitations on the Deductibility of Interest and Miscellaneous Expenses

        It is possible that Registrant will incur a net loss during some taxable years. An Investor Member’s ability to deduct the Investor Member’s distributive share of the net loss would be subject to any of several potential limitations, including: (i) the tax basis limitation, which prohibits an Investor Member from deducting losses in excess of his/her adjusted basis in his/her interests; (ii) the “at risk” limitation, which prohibits deductions of losses in excess of the amount which the Investor Member has at risk; and (iii) the “passive activity loss” limitation, which limits an Investor Member’s ability to offset losses from a passive activity against non-passive income.

Registrant Tax Returns and Audits

        Although no federal income tax is required to be paid by Registrant, Registrant is required to file federal income tax information returns. In addition, Registrant will provide each Investor Member with Schedules K-1 setting forth the federal income tax information necessary for the Investor Member to file the Investor Member’s individual tax returns. Each Investor Member is generally required by the Code to treat the Investor Member’s items on his/her federal income tax returns consistently with the treatment of the items on Registrant’s return, as reflected on the Schedules K-1.

        Registrant’s tax returns are subject to audit by the IRS or state or local authorities, and the items set forth on such returns are subject to adjustment. An adjustment in any item reported on any such return may result in an adjustment in an Investor Member’s tax liability. In addition, an audit of Registrant’s tax returns may result in the audit of an Investor Member’s individual tax return.

        Under the Code, audits of Registrant’s tax returns will be conducted in unified company proceedings (in which each Investor Member will generally be entitled to participate), rather than separately for each Investor Member. Matthew Reynolds, serving as Registrant’s tax matters member, will represent Registrant and Investor Members in any proceeding. The tax matters member will have the authority to take certain actions which are binding on all Investor Members. For example, the tax matters member will have the authority to extend the statutory period of limitations for assessment of tax attributable to the Registrant’s items and may enter into a binding settlement on behalf of all Investor Members, other than any Investor Member holding at least a 1% interest in Registrant’s profits or belonging to a 5% group satisfying certain requirements.

State, Local and Foreign Taxes

        Registrant may be subject to certain state and local taxes in states in which Registrant is deemed to be doing business or own property. In particular, Registrant’s income which is allocable to Illinois will be subject to the 1.5% Illinois Personal Property Tax Replacement Income Tax which is imposed on limited liability companies (whether or not such income is exempt from federal income tax). In addition, an Investor Member may be required to report and pay state and local tax on the Investor Member’s distributive share of Registrant’s profits in the state and municipality in which the Investor Member resides, as well as in any state or municipality in which the income is deemed to have its source (including the State of Illinois), with appropriate tax credit in the state of residence.

Item 24.	Financial Statements

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

DECEMBER 31, 2007

TABLE OF CONTENTS
Page
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	16
FINANCIAL STATEMENTS
Schedule of Portfolio Investments,	17
December 31, 200718
Statement of Assets and Liabilities,
Year ended December 31, 2007	18
Statement of Operations,
Year ended December 31, 2007	18
Statements of Changes In Net Assets,
Years ended December 31, 2007 and 2006	19
Statement of Cash Flows,
Year ended December 31, 2007	19
Financial Highlights,
Years ended December 31, 2007 and 2006 and period to December 31, 2005	20
Notes to Financial Statements	20

TAIT, WELLER &BAKER LLP
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners and Board of Directors of
Advanced Equities Late Stage Opportunities Fund I, LLC
Chicago, Illinois

        We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Advanced Equities Late Stage Opportunities Fund I, LLC as of December 31, 2007, the related statement of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 12, 2005 to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advanced Equities Late Stage Opportunities Fund I, LLC as of December 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
June 13, 2008

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2007
Private Investments	% of Net Assets	Number of Shares	Cost	Fair Value

Convertible Preferred Stock - (100.1%)
Technology (100.1%)
Force 10 Networks, Inc.	39.2%	11,726,942	$10,108,624	$12,067,023
8% Series E Preferred voting, cumulative * (1)(2)(3)

Ygnition Networks, Inc.	31.7%	9,207,897	9,767,921	9,767,921
8% Series D Preferred voting, cumulative * (1)(2)(3)

Alien Technology Corporation	26.0%	2,000,000	10,000,000	8,000,000
8% Series H Preferred voting * (1)(2)(3)

Alien Technology Corporation	3.2%	245,662	982,654	982,648
8% Series I Preferred voting * (1)(2)(3)

TOTAL CONVERTIBLE PREFERRED STOCK	100.1%		30,859,199	30,817,592

Warrants - (0.0%)
Force 10 Networks, Inc.
8% Series E Preferred *(1)(2)(3)	0.0%	5,863,471	--	--
Alien Technology Corporation
8% Series I Preferred *(1)(2)(3)	0.0%	245,662	--	--

Total Warrants			--	--

Total Private Investments	100.1%		$30,859,199	$30,817,592

* Non Income – Producing Securities

(1)     Security not registered under the Securities Act of 1933, as amended (i.e. the security was purchased in a Rule 144A or a Reg. D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. These securities represent 100% of the Fund’s net assets.

(2)     Investment in a restricted security, valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be delivered in the near term, and the difference could be material. The market value of these securities represent 100% of the Fund’s net assets.

(3)     Affiliated Company (Note 12)

The accompanying notes are an integral part of these financial statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007
ASSETS
Investments at value - affiliated (cost $30,859,199)	$30,817,592
Cash	4,485

Total Assets	30,822,077

LIABILITIES
0

Net Assets	$30,882,077

PARTNERS’ CAPITAL
Represented By:
Net capital contributions	$30,863,684
Net unrealized depreciation in investments	(41,607)

Partners’ Capital	$30,822,077

STATEMENT OF OPERATIONS

Year Ended December 31, 2007
Realized and Unrealized Gain From Investments
Change in unrealized appreciation of investments	1,958,399

Net Increase in Net Assets Resulting from Operations	$1,937,790

The accompanying notes are an integral part of these financial statements

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2006
	2007	2006
Change in Net Assets Resulting from Operations:
Change in unrealized appreciation (depreciation) of investments	$1,958,399	$(2,000,006)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,958,399	(2,000,006)

Change in Net Assets Resulting from Capital Transactions:
Contributions	--	982,654

Net Increase/(Decrease) in Net Assets Resulting from
Capital Transactions	--	982,654

Net Increase/(Decrease) in Net Assets	1,937,790	(1,035,893)
Net Assets, Beginning of Period	28,845,137	29,881,030

Net Assets, End of Period	$30,822,077	$28,863,678

STATEMENT OF CHANGES IN CASH FLOW

Year Ended December 31, 2007
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$1,958,399
Change in unrealized appreciation	(1,958,399)

Net cash provided by operating activities	--

Net Increase in Cash	--
Cash, Beginning of Period	4,485

Cash, End of Period	$4,485

The accompanying notes are an integral part of these financial statements

FINANCIAL HIGHLIGHTS

Years Ended December 31, 2007 and 2006 and Period May 12, 2005 to December 31, 2005

The following represents the ratios to average net assets and other supplemental information of the years/ period indicated:

	For The Years Ended December 31,		For The Period May 12, 2005 To December 31,
	2007	2006	2005
Years ended December 31:
Ratio of net investment loss to average net assets	0%	0%	0%
Ratio of total expenses to average net assets	0%	0%	0%
Portfolio turnover rate	0%	0%	0%
Total Return	6.78%	(3.40)%	0%
Net asset value at end of year/period	$30,822,077	$28,863,678	$29,881,030

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2007

1.	ORGANIZATION

Advanced Equities Late Stage Opportunities Fund I, LLC (the “Fund”) is organized as a limited liability company. The Certificate of Formation for the Fund was filed in the office of the Secretary of State of Delaware on April 18, 2005. The Fund shall continue until dissolved, wound up and terminated in accordance with the provisions of the operating agreement. The business of the Fund is purchasing, selling, investing in and otherwise dealing with capital stock of Alien Technology Corp, Ygnition Networks, Inc. and Force 10 Networks, Inc. (collectively the “Portfolio Companies”) and, dealing with any moneys, securities or other consideration paid or received with respect thereto, and engaging in any and all other activities that are incidental to such purposes as determined by the Managing Members of the Fund. The Managing Members of the Fund are principals and shareholders of Advanced Equities Financial Corp., a corporation which is the sole shareholder of Advanced Equities, Inc. (“AEI”), member FINRA/SIPC.

2.	SIGNIFICANT ACCOUNT POLICIES (SEE ATTACHED)

a.	Use of Estimates

The preparation of financial statements in conformity with the U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Directors believe that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from those estimates.

b.	Valuation

The value of each security held by the Fund is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to the policies established by the Directors. The Fund’s investments in the Portfolio Companies are subject to the terms and conditions of the respective operating agreement and offering memoranda, as appropriate. The Fund’s investments in the Portfolio Companies are carried at fair value as determined by the Fund’s Directors. All valuations utilize financial information supplied by each Portfolio Fund. The Fund’s valuation procedures require the Directors to consider all relevant information available at the time the Fund values its portfolio. The Directors will consider all such information and relevant circumstances.

Distributions (return of capital) received from the Portfolio Companies are first applied as a reduction of the Investment’s cost.

c.	Securities Transactions and Income Recognition

Securities transactions are recorded on trade date. Realized gains and losses from the Fund transactions are calculated on the identified cost basis.

Allocated taxable income will be earned and reported when a Portfolio Company has a Transfer Event. No Transfer Event occurred in fiscal year 2007, and as such no income is allocable to the Fund for tax purposes.

d.	Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. No provision is made for income taxes in the accompanying financial statements since the Fund is not subject to income taxes.

The members are required to include their proportional share of income or loss in their tax return.

e.	New Accounting Pronouncements

1.	Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”)

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine weather the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 applies to all open tax years as of the effective date. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended December 31, 2005-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

2.	Statement of Financial Accounting Standards No. 157 (“FAS 157”)

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS157 and its impact on the financial statements has not yet been determined.

3.	COMPENSATION

a.	The Managing Members are not entitled to any salary or other compensation for acting as Managing Members of the Fund.

b.	The Fund offered two membership classes. Class A interests have no front-end load, and no Back End Fee. Class B interests have a 5.66% Front-end load, and 5% Back End Fee due upon a Transfer Event as defined in the Operating Agreement. The front-end load is paid to AEI. A transfer event occurs when the Fund distributes to the Class B Holders an amount equal to the sum of (i) their Subscription Amounts and (ii) any additional Capital Contributions paid. Upon the occurrence of a transfer event, the Managing Members will cause the 5% Back End Fee to be paid to AEI.

4.	CAPITAL CONTRIBUTIONS

Investors made initial capital contributions in 2005. This capital was used to purchase the following securities:

a.	Alien Technology Corporation Series H Preferred

b.	Ygnition Networks, Inc. Series D Preferred

c.	Force 10 Networks, Inc. Series E Preferred

        In 2006 Investors were offered an opportunity to participate in a capital call to purchase Alien Technologies Corporation Series I Preferred.

        No distributions have occurred since inception of the Fund.

5.	EXPENSES

        The Managing Members shall pay, or cause to be paid, on behalf of the Fund its ordinary fees and expenses incurred in connection with the Fund’s business that are not paid by the Portfolio Companies including, without limitation, fees and expenses incurred prior to, and in connection with, the formation of the Fund, the offering of the Interests, and the acquisition of the securities of the Portfolio Companies.

6.	DIRECTORS AND OFFICERS

        The Fund Directors have overall responsibility for monitoring and overseeing the investment program of the Fund, its management and operations. The Independent Directors are each paid an annual retainer of $5,000 each, plus reasonable out-of-pocket costs.

        Certain officers of the Fund are affiliated with the Managing Members of the Fund. Such officers receive no compensation from the Fund for serving in their respective roles.

7.	RISK FACTORS

        There is a limitation on the rights of redemption from the Fund. Additionally the membership interests will not be traded on any security exchange or any other market and will be subject to substantial restrictions on transfer. The Portfolio Companies are highly illiquid and involve substantially more risk than liquid securities as the Fund may not be able to dispose of the illiquid securities if their investment performance deteriorates. There is no secondary market for any of these investments at this time, and the Managing Members see no secondary market being created for these investments in the future.

8.	PURCHASES AND SALES OF SECURITIES

        There were no purchases or sales of investments in 2007.

9.	RELATED PARTY TRANSACTIONS

        AEI, an affiliate of the Fund, acts as placement agent of the Fund. AEI is paid an investment banking fee (cash and warrants) from the Portfolio Companies purchased by the Fund. Additionally, AEI receives a front-end load equal to 5% of the amount of all Class B interests sold. Finally, upon a Transfer Event, the Fund will pay, or cause to be paid a Back-End Fee equal to 5% of the amount of the Transfer Event on all Class B interests. There were no fees received by AEI in 2007 from these compensation agreements.

        Other investment partnerships affiliated with AEI may also maintain investments in the same Portfolio Companies owned by the Fund (See Note 12).

10.	INDEMNIFICATION

        In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on the history and experience, management feels the likelihood of such an event is remote.

11.	INCOME TAXES

        The Fund will have timing and permanent book/tax differences due to treatment of income, operating expenses and offering costs. For tax purposes the offering costs are not an expense of the Fund, and are carried in the Fund member’s capital accounts. Upon a final Transfer Event, or termination of the fund, members will be issued a non-taxable expense on their K-1.

        As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation on investments	$(41,607)

        As of December 31, 2007, the net unrealized depreciation based on cost for Federal income tax purposes of $30,859,199 was as follows:

Gross unrealized appreciation	$1,958,399
Gross unrealized depreciation	(2,000,006)

$(41,607)

12.	AFFILIATE ISSUERS

        The term affiliate, as defined under the Act, includes companies in which there is a direct or indirect (a) ownership of, control of, or voting power over 5% or more of the outstanding voting share or (b) control of or common control under, another company or persons. Transactions with affiliates for the year ended December 31, 2007 were as follows:

Number of Shares Held

Name of Issuer	December 31, 2006	Gross Additions	Gross Reductions	December 31, 2007	Value As of December 31, 2007	Dividend Income	Realized Gain (Loss)
Alien Technology Corp.,	2,000,000	--	--	2,000,000	$8,000,000	$ --	$ --
8% Series H Preferred

Alien Technology Corp.,	245,662	--	--	245,662	$982,648	$ --	$ --
8% Series I Preferred

Force 10 Networks, Inc.	11,726,942	--	--	11,726,942	$12,067,023	$ --	$ --
8% Series E Preferred

Ygnition Networks, Inc.	9,207,897	--	--	9,207,897	$9,767,921	$ --	$ --
8% Series D Preferred

Force 10 Networks, Inc.	--	5,863,471	--	5,863,471	$ --	$ --	$ --
8% Series E Preferred
Warrants

Alien Technology Corp.,
8% Series I Preferred	245,662	--	--	245,662	$ --	$ --	$ --
Warrants

Item 25.	Financial Statements and Exhibits

1.	The following financial statements have been included in response to Item 24.

Statement of Assets and Liability Statement of Operations Statement of Changes in Net Assets Statement of Changes in Cash Flows Financial Highlights Notes to the Financial Statements

a.	Amended and Restated Limited Liability Company Agreement is filed herewith.

b.	None.

c.	None.

d.	See relevant portions of Amended and Restated Limited Liability Company Agreement.

e.	None.

f.	None.

g.	None.

h.	Not applicable.

i.	None.

j.	Custody Services Agreement with Fifth Third Bank is filed herewith.

k.	None.

l.	Not applicable.

m.	None.

n.	Not applicable.

o.	Not applicable.

p.	None.

q.	None.

r.	Code of Ethics of Registrant is filed herewith.

Item 26.	Marketing Arrangements

        Not applicable as Registrant is not engaged in a “public offering” of securities within the meaning of Section 4(2) of, and/or Regulation D, under the 1933 Act.

Item 27.	Other Expenses of Issuance and Distribution

        Not applicable as no securities of Registrant are being registered pursuant to this Registration Statement.

Item 28.	Persons Controlled by or Under Common Control

        None.

Item 29.	Number of Holders of Securities

        As of May 31, 2008 the number of record holders of Registrant’s Investor Members interests (Registrant’s only class of securities) was:

Title of Class	Number of Record Holders
Investor Member Interests	271

Item 30.	Indemnification

        Reference is made to Section 12.5 of Registrant’s Amended and Restated Limited Liability Company Agreement, which is filed as an exhibit to this Registration Statement. The general effect of the indemnification available to an officer or director may be to reduce the circumstances under which the officer or director is required to bear the economic burden of liabilities and expenses relating to actions taken by the individual in his or her capacity as a director or officer.

Item 31.	Business and Other Connections of Investment Adviser

        Not applicable as Registrant has no investment adviser.

Item 32.	Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of Registrant at its offices at 311 South Wacker Drive, Suite 1650, Chicago, IL 60606.

Item 33.	Management Services

        None.

Item 34.	Undertakings

        Not applicable pursuant to General Instruction, G.3.

SIGNATURES

        Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 8th day of July, 2008.

ADVANCED EQUITIES LATE STAGE OPPORTUNITIES FUND I, LLC
By /s/ Byron Crowe
Byron Crowe
President